Exhibit 32

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pegasystems Inc. (the Company) on Form 10-Q for the quarter ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan Trefler, Chairman and Chief Executive Officer of Pegasystems Inc., and Rafeal E. Brown, Chief Financial Officer, Chief Administrative Officer, and Senior Vice President of Pegasystems Inc., each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2015

/s/ ALAN TREFLER
Alan Trefler

Chairman and Chief Executive Officer

(Principal Executive Officer)

/s/ RAFEAL E. BROWN
Rafeal E. Brown

Chief Financial Officer, Chief Administrative Officer and Senior Vice President

(Principal Financial Officer)